SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 14, 2003

CHAMPION PARTS, INC.

(Exact name of Registrant as specified in its Charter)

Illinois

      1-7807

      36-2088911

        (State or other jurisdiction    (Commission File Number)     (IRS Employer Identification No.)

           of  Incorporation)

2005 West Avenue B, Hope Arkansas

    71801

(address of principal executive offices)

(Zip Code)

(870) 777-8821

Registrant's telephone number, including area code

ITEM 7.

Financial Statements and Exhibits

(c)

The following exhibit is furnished with this document:

Number

Exhibit

99.1

Press Release issued by Champion Parts, Inc. on May 14, 2003.

ITEM 9.

Regulation FD Disclosure

The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

On May 14, 2003, the Registrant issued a press release to report results for its first quarter ended March 30, 2003.  That release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION PARTS, INC.

/s/  Richard W. Simmons

Richard W. Simmons

Vice President Finance, CFO and Secretary

Dated:  May 14, 2003